TAYLOR XPLOR MANAGED FUTURES STRATEGY FUND

Class A	Ticker:	TMFAX
Class I	Ticker:	TMFIX

a Series of Northern Lights Fund Trust III

Supplement dated September 26, 2014 to the Prospectus

dated September 26, 2014

At an in-person Board meeting held on August 27-28, 2014, the Trust’s Board of Trustees approved the appointment of Raylor Investments, LLC (“Raylor”), located at 35 Mason Street, 4th Floor, Greenwich, CT 06830, to serve as investment adviser to the Taylor Xplor Managed Futures Strategy Fund (the “Fund”).  A shareholder meeting will be held during the fourth quarter of 2014, at which time the shareholders will be asked to approve an investment advisory agreement with Raylor.  Pursuant to the terms of an interim agreement (“Interim Agreement”), Raylor will manage the Fund’s investments on a day-to-day basis and will employ substantially the same investment strategies as the previous adviser in managing the Fund’s assets.   The Interim Agreement will take effect September 28, 2014 and with a term of no more than 150 days, and will be terminated upon approval of the investment advisory agreement by shareholders representing a majority (as defined under the Investment Company Act of 1940, as amended) of shares of the Fund. BlackRock Investment Management, LLC will no longer be serving as sub-adviser to the Fund.

Under the Interim Agreement between the Fund and Raylor, the Fund pays the adviser an annual advisory fee equal to 1.05% of the Fund’s average daily net assets.  The Interim Agreement may be terminated at any time, and without the payment of any penalty, by the Fund on 10 days prior written notice to the Adviser. Under an Expense Limitation Agreement, Raylor has contractually agreed to waive its fees and reimburse expenses of the Fund, at least through October 31, 2016, to ensure that total annual Fund operating expenses after fee waiver and reimbursement (exclusive of any front-end or contingent deferred loads, acquired fund fees and expenses, taxes, borrowing costs (such as interest and dividend expense on securities sold short), brokerage fees and commissions, or extraordinary expenses such as litigation) will not exceed 1.99% for Class A Shares and 1.74% for Class I Shares of the Fund's average daily net assets.

The prior investment advisory agreement between the Fund and Taylor Investment Advisors, LP (“Taylor”), the Fund’s adviser since inception, will terminate on September 28, 2014.  Any references to Taylor, in the Fund’s Prospectus and Statement of Additional Information as the adviser to the Fund are hereby replaced with Raylor.

Effective September 28, 2014, the Board approved a name change for the Fund.  All references to “Taylor Xplor Managed Futures Strategy Fund” should be replaced with “Raylor Managed Futures Strategy Fund.”

The following sections of the prospectus are also revised and replaced in their entirety:

Fees and Expenses of the Fund:  This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.  You may qualify for sales charge discounts on purchases of Class A shares if you and your family invest, or agree to invest in the future, at least $25,000 in the Fund. More information about these and other discounts are available from your financial professional, in How to Purchase Shares on page 22 of the Fund’s Prospectus and Purchase, Redemption and Pricing of Fund Shares on page 42 of the Statement of Additional Information.

Shareholder Fees (fees paid directly from your investment)	Class A	Class I
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	5.75%	None
Maximum Deferred Sales Charge (Load) (as a % of original purchase price)	1.00%	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and other Distributions	None	None
Redemption Fee (as a % of amount redeemed, if sold within 30 days)	1.00%	1.00%
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.05%	1.05%
Distribution and/or Service (12b-1) Fees	0.25%	None
Acquired Fund Fees and Expenses (1)	0.05%	0.05%
Other Expenses	2.40%	2.35%
Total Annual Fund Operating Expenses	3.75%	3.45%
Fee Waiver and Reimbursement (2)	(1.71)%	(1.66)%
Total Annual Fund Operating Expenses After Fee Waiver and Reimbursement	2.04%	1.79%

(1)

Acquired Fund Fees and Expenses are the indirect costs of investing in other investment companies.  The operating expenses in this fee table will not correlate to the expense ratio in the Fund's financial highlights because the financial statements include only the direct operating expenses incurred by the Fund, not the indirect costs of investing in other investment companies.  These indirect cost are included in realized and unrealized gains and losses on investments in the financial statements.

(2)

The Fund’s adviser has contractually agreed to reduce its fees and to reimburse expenses, at least until October 31, 2016, to ensure that total annual Fund operating expenses after fee waiver and reimbursement (exclusive of any front-end or contingent deferred loads, acquired fund fees and expenses, taxes, borrowing costs (such as interest and dividend expense on securities sold short), brokerage fees and commissions, or extraordinary expenses such as litigation) will not exceed 1.99% and 1.74% of average daily net assets attributable to Class A and Class I shares, respectively.  These fee waivers and expense reimbursements are subject to possible recoupment from the Fund in future years on a rolling three year basis (within the three years after the fees have been waived or reimbursed) if such recoupment can be achieved within the foregoing expense limits.  This agreement may be terminated only by the Fund’s Board of Trustees, on 60 days’ written notice to the Fund’s adviser.

Example:  This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The

Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.  Although your actual costs may be higher or lower, based upon these assumptions your costs would be:

Class	1 Year	3 Years	5 Year	10 Years
A	$870	$1,507	$2,263	$4,235
I	$182	$905	$1,651	$3,619

MANAGEMENT – Investment Adviser

Raylor is an SEC registered investment adviser formed in 2004 that provides investment management services of separately managed portfolios, primarily through sub-advisory relationships for financial advisors and financial institutions, including independent advisors, registered investment advisors, wealth advisory practices, and family offices.  As of June 30, 2014 it had $57 million in assets under management.

MANAGEMENT –Portfolio Managers

Damon L. Hart –  Damon Hart has been the Managing Partner of Investments for Raylor since 2011.  Mr. Hart has also been the Managing Partner of Investments for Raylor Asset Management Group, LLC since 2011 and the Chief Executive Officer of Xplor Capital Management, LLC since 2001.

Gregory T. Rogers.  Gregory T. Rogers has been the founder and President of Raylor and of RayLign Advisory, LLC since 2004. Mr. Rogers has also been the Managing Partner of Business Management for Raylor Asset Management Group, LLC since 2011.

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This Supplement, and the Prospectus and Statement of Additional Information, both dated September 26, 2014, as revised, each provide information that you should know before investing in the Fund and should be retained for future reference.  The Prospectus and Statement of Additional Information have been filed with the Securities and Exchange Commission and are incorporated herein by reference.  All these documents are available upon request and without charge by calling the Fund at 1-888-895-6943.

Please retain this Supplement for future reference.

TAYLOR XPLOR MANAGED FUTURES STRATEGY FUND

Class A	Ticker:	TMFAX
Class I	Ticker:	TMFIX

a Series of Northern Lights Fund Trust III

Supplement dated September 26, 2014 to the

Statement of Additional Information dated September 26, 2014

At an in-person Board meeting held on August 27-28, 2014, the Trust’s Board of Trustees approved the appointment of Raylor Investments, LLC (“Raylor”), located at 35 Mason Street, 4th Floor, Greenwich, CT 06830, to serve as investment adviser to the Taylor Xplor Managed Futures Strategy Fund (the “Fund”).  A shareholder meeting will be held during the fourth quarter of 2014, at which time the shareholders will be asked to approve an investment advisory agreement with Raylor.  Pursuant to the terms of an interim agreement (“Interim Agreement”), Raylor will manage the Fund’s investments on a day-to-day basis and will employ substantially the same investment strategies as the previous adviser in managing the Fund’s assets.   The Interim Agreement will take effect September 28, 2014 and with a term of no more than 150 days, and will be terminated upon approval of the investment advisory agreement by shareholders representing a majority (as defined under the Investment Company Act of 1940, as amended) of shares of the Fund. BlackRock Investment Management, LLC will no longer be serving as sub-adviser to the Fund.

The prior investment advisory agreement between the Fund and Taylor Investment Advisors, LP (“Taylor”), the Fund’s adviser since inception, will terminate on September 28, 2014.  Any references to Taylor, in the Fund’s Prospectus and Statement of Additional Information as the adviser to the Fund are hereby replaced with Raylor.

Effective September 28, 2014, the Board approved a name change for the Fund.  All references to “Taylor Xplor Managed Futures Strategy Fund” should be replaced with “Raylor Managed Futures Strategy Fund.”

The following sections of the SAI are also revised and replaced in their entirety:

Investment Adviser

Raylor is an SEC registered investment adviser formed in 2004 that provides investment management services of separately managed portfolios, primarily through sub-advisory relationships for financial advisors and financial institutions, including independent advisors, registered investment advisors, wealth advisory practices, and family offices.  As of June 30, 2014 it had $57 million in assets under management.

Under an Interim Investment Advisory Agreement, the Fund pays the Adviser an annual advisory fee equal to 1.05% of the Fund’s average daily net assets. The Interim Agreement may be terminated at any time, and without the payment of any penalty, by the Fund on 10 days prior written notice to the Adviser. The Adviser has contractually agreed to reduce its fees and to reimburse expenses, until at least October 31, 2016, to ensure that Total Annual Fund Operating Expenses After Fee Waiver and/or Reimbursement (exclusive of any front-end or contingent deferred loads, acquired fund fees and expenses, taxes, borrowing costs (such as interest and dividend expense on securities sold short), brokerage fees and commissions,  or extraordinary expenses such as litigation) will not exceed 1.99% and 1.74% of the daily average net assets attributable to each of the Class A and Class I shares, respectively; subject to possible recoupment from the Fund in future years on a rolling three year basis (within the three years after the fees have been waived or reimbursed) if such recoupment can be achieved within the foregoing expense limits on a class specific basis.  Fee waiver and reimbursement arrangements can decrease the Fund's expenses and boost its performance.

Portfolio Managers

The Portfolio Managers listed below are responsible for the management of the Fund and, as of June 30, 2014, the other accounts set forth in the following tables.

	Other Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number	Total Assets	Number	Total Assets	Number	Total Assets
Damon L. Hart	0	$0	0	$0	97	$57 million
Gregory T. Rogers	0	$0	0	$0	134	$287 million

Of the accounts above, the following are subject to performance-based fees.

	Other Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number	Total Assets	Number	Total Assets	Number	Total Assets
Damon L. Hart	0	$0	0	$0	0	$0
Gregory T. Rogers	0	$0	0	$0	0	$0

Compensation.

For services as Portfolio Manager to the Fund, Mr. Hart and Mr. Rogers receive a salary from the Adviser and will also share in its profits, if any.

Ownership of Securities.

As of June 30, 2014, the Portfolio Managers beneficially owned the following amounts in the Fund:

Portfolio Manager	Dollar Range of Shares Beneficially Owned
Damon L. Hart	$100,000 - $500,000
Gregory T. Rogers	over $1,000,000

*    *    *    *    *    *

This Supplement, and the Prospectus and Statement of Additional Information, both dated September 26, 2014, as revised, each provide information that you should know before investing in the Fund and should be retained for future reference.  The Prospectus and Statement of Additional Information have been filed with the Securities and Exchange Commission and are incorporated herein by reference.  All these documents are available upon request and without charge by calling the Fund at 1-888-895-6943.

Please retain this Supplement for future reference.